CONTINGENCIES	12 Months Ended
Nov. 30, 2018
Disclosure Of Contingencies [Abstract]
CONTINGENCIES
22.	CONTINGENCIES

In October 2018, the former chief executive officer of Liquid Canada filed a lawsuit with the United States District Court Southern District of New York against the Company for approximately $11,800,000 for breach of contract, defamation, and violation of human rights. The Claimant asserts the existence of an unwritten contract which, if it was entered, increased her base compensation from US$120,000 to US$400,000 per year. Such contract was not executed by any party and is not, the Company states, a contract the Company would have contemplated at the time. The Company’s counsel has applied to the Court seeking dismissal of the Action, which application is pending. Management believes the likelihood of an unfavorable judgment against the Company is low; as such, no amounts have been recorded as at November 30, 2018.